SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report July 20, 2004
(Date of earliest event reported)

FORD MOTOR COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-3950	38-0549190

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
News Release dated July 20, 2004
Sector Statement of Income
Consolidated Statement of Income
Sector Balance Sheet
Consolidated Balance Sheet
Condensed Sector Statement of Cash Flows
Condensed Consolidated Statement of Cash Flows
Investment Community Presentation
Fixed Income Presentation

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing
Exhibit 99.1	News Release dated July 20, 2004	Filed with this Report
Exhibit 99.2	Sector Statement of Income	Filed with this Report
Exhibit 99.3	Consolidated Statement of Income	Filed with this Report
Exhibit 99.4	Sector Balance Sheet	Filed with this Report
Exhibit 99.5	Consolidated Balance Sheet	Filed with this Report
Exhibit 99.6	Condensed Sector Statement of Cash Flows	Filed with this Report
Exhibit 99.7	Condensed Consolidated Statement of Cash Flows	Filed with this Report
Exhibit 99.8	Investment Community Presentation	Filed with this Report
Exhibit 99.9	Fixed Income Presentation	Filed with this Report

Item 12. Results of Operations and Financial Condition.

     Our news release dated July 20, 2004 and supplemental financial information, concerning second quarter 2004 financial results, filed as Exhibits 99.1 through 99.9, respectively, to this report, are incorporated by reference herein.

     Ford Motor Company will conduct two conference calls on July 20, 2004 to review second quarter 2004 results.

     Don Leclair, Ford’s Group Vice President and Chief Financial Officer, will host a conference call with the investment community and the news media that will begin at 9:00 a.m. to review our second quarter 2004 results. Investors can access this conference call by dialing 800-599-9795 (617-786-2905 for international dial-in) or on the Internet at www.shareholder.ford.com. The passcode for both numbers is a verbal response of “Ford Earnings Call”.

     Malcolm Macdonald, Ford’s Vice President and Treasurer, and David Cosper, Ford Motor Credit Company’s Vice Chairman and Chief Financial Officer, will host a second conference call with fixed income investors beginning at 11:00 a.m. Investors can access this conference call by dialing 800-599-9795 (617-786-2905 for international dial-in). The passcode for both numbers is a verbal response of “Ford Fixed Income”.

     Investors can access replays of these calls by visiting one of the following web sites: www.shareholder.ford.com or www.streetevents.com or by dialing 888-286-8010 (617-801-6888 for international dial-in), passcode 29481628 for the 9:00 a.m. call and passcode 55865600 for the 11:00 a.m. call. The times referenced above are Eastern Time.

     Exhibits 99.1, 99.8 and 99.9 to this report contain certain “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measures include financial results excluding special items and operating-related cash flows in respect of our Automotive sector, and managed leverage and credit loss ratios in respect of our subsidiary, Ford Motor Credit Company (“Ford Credit”). Each of these non-GAAP financial measures is discussed below, including the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) and the reasons why we believe the presentation of the non-GAAP financial measure provides useful information to our investors.

     Operating-related Cash Flows. The exhibits discuss our operating-related cash flows before contributions to trusts to fund pension and health care obligations and before tax refunds for the second quarter and first half of 2004 and our milestone for operating-related cash flow for 2004. The exhibits indicate that we had positive operating cash flow before contributions and tax refunds of $0.1 billion for the second quarter of 2004 and $2.4 billion for the first half of 2004. The most directly comparable financial measure calculated and presented in accordance with GAAP to this cash flow measure is Cash Flows from Operating Activities Before Securities Trading. Slide 17 of Exhibit 99.8 and the appendix (pages 13 and 14 of 14) to Exhibit 99.8 combine to provide a reconciliation of our non-GAAP operating cash flow measure and Cash Flows from Operating Activities Before Securities Trading. Cash Flows from Operating Activities Before Securities Trading was $1.0 billion for the second quarter of 2004 and $3.6 billion for the first half of 2004. We believe the non-GAAP operating cash flow before contributions and tax refunds measure is useful to investors because it includes cash flow elements not included in Cash Flows from Operating Activities Before Securities Trading that we consider to be related to our operating activities (for example, capital spending). As a result, our operating cash flow measure provides investors with a more relevant measure of the cash generated by our operations.

     Financial Results Excluding Special Items. The exhibits discuss second quarter and first half 2004 pre-tax profits excluding special items for our Automotive sector and each of our primary operating segments and business units within the Automotive sector. The most directly comparable financial measure calculated and presented in accordance with GAAP to this measure is pre-tax profits including the special items. We believe that pre-tax profits excluding special items is useful to investors because it excludes elements that we do not consider to be indicative of earnings from our on-going operating activities. As a result, pre-tax profits excluding special items provides investors with a more relevant measure of the results generated by our operations. Slide 3 to Exhibit 99.8 includes a list of the special items and their impact on our second quarter 2004 results and appendix page 2 of 14 includes a list of the special items and their impact on our first half 2004 results. The table below sets forth the pre-tax profits for our Automotive sector, each of the operating segments and business units within our Automotive sector, and our Financial Services sector, both including and excluding the special items for the second quarter of 2004.

2003 — 2004 SECOND QUARTER PRE-TAX RESULTS

	Pre-Tax Profits				Pre-Tax Profits
	(Incl. Special Items)		Special Items		(Excl. Special Items)
	2003	2004	2003	2004	2003	2004
	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)
North America	$445	$335	$—	$(120)	$445	$455
South America	(69)	22	—	—	(69)	22

Total Americas	$376	$357	$—	$(120)	$376	$477

Europe	$(525)	$191	$—	$(20)	$(525)	$211
P.A.G.	166	(362)	—	—	166	(362)

Total Europe / P.A.G.	$(359)	$(171)	$—	$(20)	$(359)	$(151)

Asia Pacific and Africa	$(28)	$(5)	$—	$—	$(28)	$(5)
Mazda & Assoc. Operations	45	60	—	—	45	60

Total AP and Africa / Mazda	$17	$55	$—	$—	$17	$55

Other Automotive	(31)	(298)	—	—	(31)	(298)

Total Automotive	$3	$(57)	$—	$(140)	$3	$83

Financial Services	715	1,559	—	—	715	1,559

Total Company	$718	$1,502	$—	$(140)	$718	$1,642

     Managed Leverage. The exhibits discuss Ford Credit’s leverage (i.e., debt-to-equity ratio) on both a financial statement and managed basis. Financial statement leverage is the most directly comparable financial measure calculated and presented in accordance with GAAP to our non-GAAP managed leverage financial measure. The appendices to the exhibits contain a reconciliation of Ford Credit’s non-GAAP managed leverage measure to its financial statement leverage. The appendices indicate that Ford Credit’s financial statement and managed leverage at June 30, 2004 were 11.4 and 12.7 to 1, respectively. We believe that the use of the non-GAAP managed leverage measure, which is the result of several adjustments to Ford Credit’s financial statement leverage, is useful to investors because it reflects the way Ford Credit manages its business. Ford Credit retains interests in receivables sold in off-balance sheet securitization transactions, and, with respect to subordinated retained interests, has credit risk. Accordingly, it considers securitization as an alternative source of funding and evaluates credit losses, receivables and leverage on a managed as well as on a financial statement basis. As a result, the managed leverage measure provides our investors with meaningful information regarding management’s decision-making processes.

     In calculating its managed leverage ratio, Ford Credit adds the total amount of receivables sold in off-balance sheet securitizations, net of retained interests, to its debt. It also deducts cash and cash equivalents because these generally correspond to excess debt beyond the amount required to support Ford Credit’s financing operations. It adds minority interests to equity because all of the debt of such consolidated entities is included in total debt. It excludes the impact of Statement of Financial Accounting Standards No. 133 in both the numerator and the denominator in order to exclude the interim effects of changes in market rates because Ford Credit generally repays its debt funding obligations as they mature.

     Loss-to-Receivables Ratio. Exhibit 99.9 discusses Ford Credit’s loss to receivables ratios on an “on-balance sheet” and a managed basis. Exhibit 99.9 indicates that Ford Credit’s total on-balance sheet credit loss ratio was 1.07% (including credit losses on reacquired receivables) and was 1.03% (excluding credit losses on reacquired receivables) for the second quarter of 2004. Exhibit 99.9 further indicates that Ford Credit’s on-balance sheet credit loss ratio for its U.S. retail and lease business was 1.21% (including credit losses on reacquired receivables) and was 1.13% (excluding credit losses on reacquired receivables) for the second quarter of 2004. A loss-to-receivables ratio equals net credit losses divided by the average amount of net receivables outstanding for the period. The receivables that were reacquired in the second quarter of 2003 are those of FCAR Owner Trust (“FCAR”), an entity integral to a Ford Credit asset-backed commercial paper program. FCAR was consolidated for financial statement purposes with Ford Credit in the second quarter of 2003. The financial measure that is most directly comparable to these loss-to-receivables ratios and that is calculated and presented in accordance with GAAP is the on-balance sheet credit loss ratio excluding losses on the reacquired FCAR receivables. We believe that the use of the non-GAAP on-balance sheet credit loss ratio is useful to investors because it provides a more complete representation of our actual on-balance sheet credit loss experience.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR COMPANY

(Registrant)

Date: July 20, 2004	By:	/s/ Kathryn S. Lamping

Kathryn S. Lamping
Assistant Secretary

EXHIBIT INDEX

Designation	Description
Exhibit 99.1	News Release dated July 20, 2004
Exhibit 99.2	Sector Statement of Income
Exhibit 99.3	Consolidated Statement of Income
Exhibit 99.4	Sector Balance Sheet
Exhibit 99.5	Consolidated Balance Sheet
Exhibit 99.6	Condensed Sector Statement of Cash Flows
Exhibit 99.7	Condensed Consolidated Statement of Cash Flows
Exhibit 99.8	Investment Community Presentation
Exhibit 99.9	Fixed Income Presentation